As filed with the Securities and Exchange Commission on December 23, 1998

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8 - K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       DATE OF REPORT - DECEMBER 23, 1998



                        NIAGARA MOHAWK POWER CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)




State of New York                     1-2987                   15-0265555
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
    of incorporation)                                     Identification No.)




     300 Erie Boulevard West, Syracuse, N.Y.                    13202
(Address of principal executive offices)                      (Zip Code)




     Registrant's telephone number, including area code      315-474-1511

Item 5.  Other Events
---------------------

(a) On December 22, 1998, the Company issued a press release regarding a favorable ruling from the Internal Revenue Service regarding current deductibility of consideration paid certain independent power producers to terminate power contracts under the Master Restructuring Agreement. See press release attached [Exhibit No. 99 (1)].

(b) On December 23, 1998, the Company issued a press release regarding an agreement to sell its coal-fired electric generating plants. See press release attached [Exhibit No. 99 (2)].


Item 7.  Financial Statements and Exhibits
------------------------------------------

Exhibits. Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit 99 (1) - Press release of registrant issued on December 22, 1998 relating to a favorable ruling from the Internal Revenue Service regarding current deductibility of consideration paid certain independent power producers to terminate power contracts under the Master Restructuring Agreement.

Exhibit 99 (2) - Press release of registrant issued on December 23, 1998 relating to the Company's agreement to sell its coal-fired electric generating plants.

            NIAGARA MOHAWK POWER CORPORATION AND SUBSIDIARY COMPANIES


                                    SIGNATURE
                                    ---------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         NIAGARA MOHAWK POWER CORPORATION
                         --------------------------------
                                            (Registrant)



Date:     December 23, 1998          By  /s/Steven W. Tasker
                                         ______________________________________
                                         Steven W. Tasker
                                         Vice President-Controller and
                                         Principal Accounting Officer,
                                         in his respective capacities
                                         as such

                                  EXHIBIT INDEX
                                  -------------

Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 (1) - Press release of registrant issued on December 22, 1998 relating to a favorable ruling from the Internal Revenue Service regarding current deductibility of consideration paid certain independent power producers to terminate power contracts under the Master Restructuring Agreement.

Exhibit No. 99 (2) - Press release of registrant issued on December 23, 1998 relating to the Company's agreement to sell its coal-fired electric generating plants.